Acquisitions and Divestitures	6 Months Ended
Jun. 30, 2013
Business Combinations [Abstract]
Acquisitions and Divestitures
Acquisitions and Divestitures
Blackwater Terminals
Effective December 17, 2013, we acquired Blackwater, consisting of AL Blackwater, LLC ("ALB"), a Delaware limited liability company, Blackwater Midstream Holdings LLC, a Delaware limited liability company and a majority owned subsidiary of ALB, and Blackwater Merger Sub, LLC, a Delaware limited liability company and an indirect wholly owned subsidiary of the Partnership. Blackwater owns and operates 1.3 million barrels of storage capacity across four terminal sites located in Westwego, Louisiana; Brunswick, Georgia; Harvey, Louisiana; and Salisbury, Maryland.

The Merger of Blackwater represents a transaction between entities under common control and a change in reporting entity. Transfers of net assets or exchanges of shares between entities under common control are accounted for as if the transfer occurred at the beginning of the period or date of common control. Therefore, net assets received were recorded at their historical book value of $22.7 million as of the date common control was established which is April 15, 2013.

For the three and six months ended June 30, 2013, Blackwater contributed $2.9 million of revenue and $0.5 million of net loss attributable to the Partnership's Terminals segment, which are included in the condensed consolidated statement of operations.

On July 10, 2013, Blackwater acquired and purchased from Chemtura Corporation approximately 56 acres of property and improvements located in Harvey, LA for $2.5 million (the "Harvey assets"). The land is adjacent to the Mississippi River and the assets include dormant storage tanks, unoccupied buildings, a barge dock and other improvements.

The Harvey assets when purchased did not include any employees, customer contracts, permits, licenses, offices, procedures, systems, or processes that had the ability to produce outputs; thus this asset purchase did not meet the definition of a business under the accounting guidance.

High Point System
Effective April 15, 2013, our general partner contributed 100% of the limited liability company interests in High Point Gas Transmission, LLC and High Point Gas Gathering, LLC, (the “High Point System”). The High Point System entities own midstream assets consisting of approximately 700 miles of natural gas and liquids pipeline assets located in southeast Louisiana, in the Plaquemines and St. Bernard's Parishes, and the shallow water and deep shelf Gulf of Mexico, including the Mississippi Canyon, Viosca Knoll, West Delta, Main Pass, South Pass and Breton Sound zones. Natural gas is collected at more than 75 receipt points that connect hundreds of wells with an emphasis on oil and liquids-rich reservoirs.

The High Point System, along with $15.0 million in cash, was contributed to us by HPIP in exchange for 5,142,857 Series A Units. Of the $15.0 million cash consideration paid by High Point, approximately $2.5 million was used to pay certain transaction expenses of High Point, and the remaining approximately $12.5 million was used to repay borrowings outstanding under the Partnership's credit facility in connection with the Fourth Amendment. The contribution of the High Point System occurred concurrently with HPIP's acquisition of 90% of our general partner and all of our subordinated units, which resulted in HPIP gaining control of the our general partner and a majority of our outstanding limited partner interests.

The fair value of the Series A Units on April 15, 2013 was $17.50 per unit, or $90.0 million and was issued by the Partnership in exchange for cash of approximately $12.5 million and net assets of $61.9 million contributed to the Partnership by our general partner.  The contribution of net assets of the High Point system was accounted for as a transaction between entities under common control whereby the High Point system was recorded at historical book value.  As such, the value of the Series A Units in excess of the net asset contributed by our general partner amounted to $15.6 million and was allocated pro-rata to the general partner and existing limited partners interest based on their ownership interests.

The contribution is being treated as a transaction between entities under common control, under which the net assets received are recorded at their carrying value as of date of transfer. The following table presents the carrying value of the identified assets received and liabilities assumed at the acquisition date (in thousands):

Cash and cash equivalents	$1,935
Accounts receivable	3,629
Unbilled revenue	1,445
Other current assets	2,049
Property, plant and equipment, net	82,615
Other assets	1,000
Accounts payable	(11)
Accrued expenses and other current liabilities	(4,077)
Current portion of long-term debt	(893)
Asset retirement obligation liability	(25,763)
Total identifiable net assets	$61,929

Subsequent to the contribution, the High Point System contributed $5.2 million of revenue and $2.0 million of net income attributable to the Partnership's Transmission segment, which are included in the condensed consolidated statement of operations for the three and six months ended June 30, 2013.

Chatom Gathering, Processing and Fractionation Plant
Effective July 1, 2012, we acquired an 87.4% undivided interest in the Chatom system from affiliates of Quantum Resources Management, LLC. The acquisition fair value consideration of $51.4 million includes a credit associated with the cash flow the Chatom system generated between January 1, 2012 and the effective date of July 1, 2012.  The consideration paid by the Partnership consisted of cash, which was funded by borrowings under our revolving credit facility.

The Chatom system is located in Washington County, Alabama, approximately 15 miles from our Bazor Ridge processing plant in Wayne County, Mississippi, and consists of a 25 MMcf/d refrigeration processing plant, a 1,900 Bbl/d fractionation unit, a 160 long-ton per day sulfur recovery unit, and a 29 mile gas gathering system. We believe the fractionating services provide flexibility to the Partnership's product and service offerings.

The following table presents the fair value of consideration transferred to acquire the Chatom system and the amounts of identified assets acquired and liabilities assumed at the acquisition date, as well as the fair value of the 12.6% noncontrolling interest in the Chatom system at the acquisition date (in thousands):

Cash	$51,377
Recognized amounts of identifiable assets acquired and liabilities assumed:
Unbilled revenue	$4,535
Property, plant and equipment	58,279
Asset retirement cost	452
Accounts payable	(399)
Accrued gas purchases	(3,631)
Asset retirement obligations	(452)
Noncontrolling interest	(7,407)
Total identifiable net assets	$51,377

The fair value of the property, plant and equipment and noncontrolling interests were estimated by applying a combination of the market and income approaches. These fair value measurements are based on significant inputs not observable in the market and thus represent a Level 3 measurement as defined by ASC 820. Primarily using the income approach, the fair value estimates are based on i) an assumed cost of capital of 9.25%, ii) an assumed terminal value based on the present value of estimated EBITDA, iii) an inflationary cost increase of 2.5%, iv) forward market prices as of July 2012 for natural gas and crude oil, v) a Federal tax rate of 35% and a state tax rate of 6.5%, and vi) an increase in processed and fractionated volumes in 2013, declining thereafter. Working capital was estimated using net realizable value. Accrued revenue was deemed to be fully collectible at July 1, 2012.

Our 87.4% undivided interest in the Chatom system contributed $13.6 million and $27.3 million of revenue and $1.3 million and $2.4 million of net income attributable to the Partnership for the three and six months ended June 30, 2013, respectively which are included in the condensed consolidated statement of operations.

Other non-strategic midstream and terminal assets

We classify long-lived assets to be disposed of through sales that meet specific criteria as held for sale. We cease depreciating those assets effective on the date the asset is classified as held for sale. We record those assets at the lower of their carrying value or the estimated fair value less the cost to sell. Until the assets are disposed of, an estimate of the fair value is re-determined when related events or circumstances change.

During the second quarter of 2013, management was approved to commit to a plan to sell certain non-strategic gathering and processing assets which meet specific criteria as held for sale. As of June 30, 2013, certain gathering and processing assets were written down by $1.8 million to the estimated fair value less cost to sell. These fair value measurements are based on significant inputs not observable in the market and thus represent a Level 3 measurement as defined by ASC 820. Primarily using the income approach, the fair value estimates are based on i) present value of estimated EBITDA, ii) an assumed discount rate of 10.0%, and iii) a decline in throughput volumes of 2.5% in 2013 and thereafter.

The net book value of the gathering and processing assets of $0.9 million are presented as Noncurrent assets held for sale, net on the condensed consolidated balance sheet. Other assets and liabilities of the held for sale assets are presented within Current assets held for sale and Current liabilities held for sale on the condensed consolidated balance sheet.

As part of the Merger with Blackwater, we acquired long-lived terminal assets classified as held for sale. The net book value of the assets and liabilities attributable to those assets are presented separately on the condensed consolidated balance sheet and comprise $0.1 million of Current assets held for sale, $2.2 million of Noncurrent assets held for sale, net , $0.3 million of Current liabilities held for sale and the entire balance of Long-term liabilities held for sale as of September 30, 2013.

As a result of the plan divestiture of these non-strategic midstream and terminal assets, we have accounted for these disposal groups as discontinued operations within our Gathering and Processing and Terminal segments. Accordingly, we reclassified and excluded the disposal group's results of operations from our results of continuing operations and reported the disposal group's results of operations as (Loss) gain from operations of disposal groups in our accompanying condensed consolidated statement of operations for all periods presented. We did not, however, elect to present separately the operating, investing and financing cash flows related to the disposal groups in our accompanying condensed consolidated statement of cash flows as this activity was immaterial for all periods presented. The following table presents the revenue, expense and (loss) gain from operations of disposal groups associated with the assets classified as held for sale for the three and six months ended June 30, 2013 and 2012 (in thousands):

	Three months ended June 30,		Six months ended June 30,
	2013	2012	2013	2012
Revenue	$3,959	$2,738	$7,597	$5,592
Expense	4,082	2,662	7,647	5,491
Impairment	1,807	—	1,807	—
(Loss) gain from operations of disposal groups	(1,930)	76	(1,857)	101
Limited partners' net loss per unit from discontinued operations (basic and diluted)	(0.20)	0.01	(0.19)	0.01